John Hancock Variable Insurance Trust
Supplement dated December 19, 2011
to the Prospectus dated May 2, 2011
Core Balanced Strategy Trust
Core Allocation Trust
Core Disciplined Diversification Trust
Core Balanced Trust
Balanced Trust
Large Cap Trust
     Fund Reorganizations
On December 16, 2011, the Board of Trustees of John Hancock Variable Insurance Trust (the “Trust”) approved an Agreement and Plan of Reorganization providing for the following reorganizations:

Acquired Fund	Acquiring Fund
Core Balanced Strategy Trust	Core Strategy Trust
Core Allocation Trust	Lifestyle Growth Trust
Core Disciplined Diversification Trust	Lifestyle Growth Trust
Core Balanced Trust	Lifestyle Growth Trust
Balanced Trust	Lifestyle Growth Trust
Large Cap Trust	U.S. Equity Trust
A meeting of the shareholders of each Acquired Fund has been scheduled for Tuesday, April 17, 2012 to seek approval of the respective reorganization. Subject to regulatory and shareholder approval, each reorganization is scheduled to occur immediately after the close of business on Friday, April 27, 2012.
In addition, on January 19, 2012, Grantham, Mayo, Van Otterloo & Co., LLC (“GMO”), the subadviser to the U.S. Equity Trust, will replace UBS Global Asset Management (Americas) Inc. as the subadviser to the Large Cap Trust.
In connection with this change, effective January 19, 2012, the investment policies of the Large Cap Trust are amended and restated as follows:
Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of large capitalization companies tied economically to the U.S. The fund defines large capitalization companies as those with a market capitalization range, at the time of investment, equal to that of the Russell 1000 Index. As of October 31, 2011, the market capitalization range of the Russell 1000 Index was $877 million to $385 billion.
In general, the fund emphasizes large capitalization stocks, but it may also invest up to 20% of its net assets (plus any borrowings for investment purposes) in equity securities of small and medium capitalization companies and/or the securities of foreign companies in developed countries. Investments in equity securities may include dividend-paying securities, common stock and preferred stock, IPOs, ETFs, equity index futures, shares of investment companies, convertible securities, warrants and rights. For purposes of the fund, ETFs and index futures are considered securities with a market capitalization equal to the weighted average market capitalization of the basket of securities comprising the ETF or underlying index.
In managing the fund, the subadviser uses active investment management methods, which means that equities are bought and sold according to the subadviser’s evaluation of companies’ published financial information, securities’ prices, equity and bond markets, and the overall economy.
In selecting equities for the fund, the subadviser may use a combination of quantitative and qualitative investment methods to identify equities that the subadviser believes present positive return potential relative to other equities. Some of these methods evaluate individual equities or a group of equities (e.g., equities of companies in a particular industry) based on the ratio of their price to historical financial information, including book value, cash flow and earnings, and forecasted financial information provided by industry analysts. The subadviser may compare these ratios to industry or market averages in assessing the relative attractiveness of an equity or a group of equities. Other methods used by the subadviser focus on evaluating patterns of price movement or volatility of an equity or group of equities relative to the fund’s investment universe. The subadviser also may adjust the fund’s portfolio for factors such as position size, industry and sector exposure, and market capitalization.
In connection with this change, the Quantitative Equity Division of GMO (the “Division”) will manage the Large Cap Trust. The Division’s members will work collaboratively to manage the Large Cap Trust, and no one person will be primarily responsible for day-to-day management. The senior members of the Division responsible for managing the implementation and monitoring the overall portfolio management of the Large Cap Trust are:
Dr. Thomas Hancock. Co-Director of the Division; joined GMO in 1995 and has been responsible for overseeing the portfolio management of GMO’s international developed market and global quantitative equity portfolios since 1998.
Sam Wilderman, CFA. Co-Director of the Division; joined GMO in 1996 and has been responsible for overseeing the portfolio management of GMO’s U.S. quantitative equity portfolios since 2005.
The senior members allocate responsibility for portions of the Large Cap Trust to various members of the Division, oversee the implementation of trades on behalf of the Large Cap Trust, review the overall composition of the Large Cap Trust, and monitor cash flows.
Fundamental Value Trust
Financial Services Trust
Effective December 16, 2011, the advisory fee for the Fundamental Value Trust and Financial Services Trust has been reduced to the following rates:
0.800% up to $50 million of Aggregate Net Assets;

0.775% next $450 million of Aggregate Net Assets; and
0.750% excess over $500 million of Aggregate Net Assets.*#

*	For the Fundamental Value Trust, Aggregate Net Assets include the net assets of the Fundamental Value Trust and the Fundamental Value Fund, a series of John Hancock Funds II.

#	For the Financial Services Trust, Aggregate Net Assets include the net assets of the Financial Services Trust and the Financial Services Fund, a series of John Hancock Funds II.
The Annual Operating Expenses for the Financial Services Trust are amended and restated to reflect this change. There is no change to the Annual Operating Expenses of the Fundamental Value Trust due to this advisory fee reduction.
     Financial Services Trust
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

		Distribution		Total Fund
	Management	and Service		Operating
Share Class	Fee (1)	(12b-1) Fees	Other Expenses	Expenses
Series I	0.78%	0.05%	0.06%	0.89%
Series II	0.78%	0.25%	0.06%	1.09%
Series NAV	0.78%	0.00%	0.06%	0.84%

(1)	The management fee has been restated to reflect contractual changes to the Advisory Agreement.
Examples. The examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that $10,000 is invested in the fund for the periods indicated and then all shares are redeemed at the end of those periods. The examples also assume that the investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on the these assumptions your costs would be:

	Year 1	Year 3	Year 5	Year 10
Series I	$91	$284	$493	$1096
Series II	$111	$347	$601	$1329
Series NAV	$86	$268	$466	$1037

John Hancock Variable Insurance Trust
Supplement dated December 19, 2011
to the Statement of Additional dated May 2, 2011
Pursuant to an exemptive order issued by the SEC, a fund may lend money to, and borrow money from, other funds advised by the Adviser, John Hancock Advisers or John Hancock Asset Management. A fund will borrow through the program only when the costs are equal to or lower than the cost of bank loans, and will lend through the program only when the returns are higher than those available from an investment in overnight repurchase agreements. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one day’s notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

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